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                                                                    Exhibit 10-D
                                                                    ------------

                                                     ACE JOINTLY OWNED AGREEMENT


                               SECOND AMENDMENT
                                    TO THE
                          PURCHASE AND SALE AGREEMENT
                                BY AND BETWEEN
                        ATLANTIC CITY ELECTRIC COMPANY
                                      AND
                               NRG ENERGY, INC.


          SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (the "Second Amendment") by and between Atlantic City Electric Company, a New Jersey corporation ("ACE" or "Seller"), and NRG Energy, Inc., a Delaware corporation ("Buyer"), dated as of October 31, 2001. Seller and Buyer may each be referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms used and not otherwise defined in this Second Amendment shall have the respective meanings assigned to them in the Amended Agreement (as defined below).

          WHEREAS, Seller and Buyer are Parties to the Purchase and Sale Agreement, dated as of January 18, 2000 (the "Agreement"), and the Amendment to the Agreement, dated as of June 22, 2001 (the "First Amendment" and, together with the Agreement, the "Amended Agreement"), providing for the sale and assignment by Seller of the Purchased Assets and the Assumed Liabilities and the purchase and assumption by Buyer of the Purchased Assets and the Assumed Liabilities, upon the terms and conditions set forth in the Amended Agreement; and

          WHEREAS, the Closing of the transactions contemplated by the Amended Agreement and the ACE Related Purchase Agreement, as amended, has been unexpectedly delayed; and

          WHEREAS, as a result of the delay of the Closing, the Parties desire to further amend the Amended Agreement as set forth herein and the ACE Related Purchase Agreement, as amended, as set forth in the amendment thereto, which is
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being entered into simultaneously with this Second Amendment, to, among other things, extend the termination date of the Amended Agreement and the ACE Related Purchase Agreement, as amended.

          NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                                   ARTICLE 1

           Amendment of Certain Provisions of the Amended Agreement
           --------------------------------------------------------

          Section 1.1  Certain Representations and Warranties of Seller.
                       ------------------------------------------------
Section 4.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "Seller has full corporate power and authority to execute and deliver this Agreement and each Additional Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. Except for the approval of the proviso to clauses (iii) of Section 9.1(b) hereof by the Board of Directors of Seller, the execution and delivery by Seller of this Agreement and each Additional Agreement to which it is a party and the consummation by Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action required on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and, subject to the receipt of Seller's Required Regulatory Approvals, this Agreement constitutes, and upon the execution and delivery by Seller of each Additional Agreement to which it is a party, each such Additional Agreement will constitute, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting or relating to enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity)."

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          Section 1.2  Certain Covenants of the Parties.  Section 6.4 of the
                       --------------------------------
Agreement is hereby amended to include the following additional provisions:

          "(e) Without limiting the generality of Section 6.4(b) of the Agreement, from and after the date of this Second Amendment, Seller and Buyer shall reasonably cooperate with each other to supplement the testimony provided to the NJBPU prior to the date hereof."

          Section 1.3  Certain Termination Provisions.  Section 9.1(b) of the
                       ------------------------------
Agreement, as amended by Section 1.3 of the First Amendment, is hereby amended and restated in its entirety to read as follows:

          "This Agreement may be terminated by Seller, on the one hand, or Buyer, on the other hand, upon written notice to the other Party, (i) at any time prior to the Closing if any court of competent jurisdiction shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and such order, judgment or decree shall have become final and nonappealable; (ii) at any time prior to the Closing if any Law shall have been enacted or issued by any Governmental Authority which, directly or indirectly, prohibits the consummation of the transactions contemplated by this Agreement or by any Additional Agreement; or (iii) at any time after December 31, 2001, if the Closing shall not have occurred on or before such date, provided, however, that neither Seller nor Buyer shall be permitted to so terminate this Agreement at any time prior to March 1, 2002, if the Board of Directors of Seller shall have approved this proviso to this clause (iii) on or prior to December 31, 2001; and, provided, further, that the right to terminate this Agreement under Section 9.1(b)(iii) shall not be available to any Party whose breach of this Agreement has caused, or resulted in, the failure of the Closing to occur on or before such applicable date."


                                  ARTICLE II

                   Release, Waiver and Additional Provisions
                   -----------------------------------------

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          Section 2.1  Release and Waiver of Claims Against Seller Parties.

               (a) Buyer and each of its Affiliates hereby unconditionally and irrevocably releases, acquits and forever discharges Seller and its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Seller Parties"), effective as of the
                                           --------------
date hereof, of and from, and hereby unconditionally and irrevocably waives, any and all claims, demands, debts, losses, costs, expenses, proceedings, judgments, damages, actions, causes of action, suits, contracts, agreements, obligations, accounts and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity ("Claims"), that the Buyer or any of its Affiliates alone or with any other Person had, now has, or might hereafter have against the Seller Parties or any of them jointly and/or severally, for or by reason of any matter, circumstance, event, action, omission, cause or thing whatsoever occurring or existing on or before the date of this Second Amendment, arising under, relating to or in connection with the Amended Agreement (or any of the Exhibits or Schedules thereto) and which are set forth in Schedule 2.1 to this Second Amendment.
                                    --------

               (b) Buyer hereby represents and warrants to Seller that, as of the date of this Second Amendment, to Buyer's knowledge, Buyer does not have any Claims against any Seller Party, other than as set forth in Schedule 2.1 to this
                                                            --------
Second Amendment, which Claims have been released and waived pursuant to Section 2.1(a).

          Section 2.2  Release and Waiver of Claims Against Buyer Parties.
                       --------------------------------------------------

               (a) Seller and each of its Affiliates hereby unconditionally and irrevocably releases, acquits and forever discharges Buyer and its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Buyer Parties"), effective as of the date hereof, of and from, and hereby unconditionally and irrevocably waives, any and all Claims, that the Seller or any of its Affiliates alone or with any other Person had, now has, or might hereafter have against the Buyer Parties or any of them jointly and/or severally, for or by reason of any matter, circumstance, event, action, omission, cause or thing whatsoever occurring or existing on or before the date of this Second Amendment, arising under, relating to or in connection with the Amended Agreement (or any of the Exhibits or Schedules thereto) and which are set forth in Schedule 2.2 to this Second Amendment.
                                    --------

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               (b)  Seller hereby represents and warrants to Buyer that, as of the date of this Second Amendment, to Seller's knowledge, Seller does not have any Claims against any Buyer Party, other than as set forth in Schedule 2.2 to
                                                               --------
this Second Amendment, which Claims have been released and waived pursuant to
Section 2.2(a).

          Section 2.3  Disclosed Matters.  Pursuant to Section 6.6 of the
                       -----------------
Agreement, Buyer and Seller hereby acknowledge and agree that the supplemental or amended disclosure set forth in the Schedules to the Amended Agreement being delivered by Seller to Buyer contemporaneously with this Second Amendment and dated as of the date hereof shall, for purposes of the Amended Agreement, as further amended hereby, including for purposes of determining whether the conditions to Closing set forth in Article VII of the Agreement are satisfied, be deemed to have been disclosed as of January 18, 2000.


                                  ARTICLE III

                           Miscellaneous Provisions
                           ------------------------

          Section 3.1  Amendment and Modification.  Subject to applicable Law,
                       --------------------------
this Second Amendment may be amended, supplemented or otherwise modified only by written agreement entered into by all Parties.

          Section 3.2  Waiver  of  Compliance; Consents.  To the extent
                       --------------------------------
permitted by applicable Law, any failure of any of the Parties to comply with any covenant, agreement or condition set forth herein may be waived by the Party entitled to the benefit thereof only by a written instrument signed by such Party, but any such waiver shall not operate as a waiver of, or estoppel with respect to, any prior or subsequent failure to comply therewith.

          Section 3.3  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be given in accordance with Section 10.8 of the Agreement.

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          Section 3.4  Assignment.  This Second Amendment shall be binding upon
                       ----------
and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this Second Amendment nor any of the rights, interests, obligations or remedies hereunder shall be assigned by any Party hereto, including by operation of law, without the prior written consent of the other Parties, nor is this Second Amendment intended to confer upon any other Person any rights, interests, obligations or remedies hereunder. Without limiting the generality of the foregoing, no provision of this Second Amendment shall create any third-party beneficiary rights in any Employee or former employee of Seller (including any beneficiary or dependent thereof) in respect of continued employment or resumed employment, and no provision of this Second Amendment shall create any rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement except as expressly provided for thereunder. Notwithstanding the foregoing, (i) Seller may assign all or any portion of its rights, interests, obligations and remedies hereunder to Conectiv, a Delaware corporation, or any of Conectiv's wholly owned subsidiaries; provided, however, that no such
                                         --------  -------
assignment shall (A) materially impair or delay the consummation of the transactions contemplated hereby or by the Amended Agreement or (B) relieve or discharge Seller from any of its obligations hereunder or under the Amended Agreement; and (ii) Buyer may assign all or any portion of its rights, interests, obligations and remedies hereunder to (A) any of its wholly owned subsidiaries or (B) a trustee, lending institution or other Person solely for purposes of financing the transactions contemplated hereby; provided, however,
                                                            --------  -------
that no such assignment shall (A) materially impair or delay the consummation of the transactions contemplated hereby or by the Amended Agreement or (B) relieve or discharge Buyer from any of its obligations hereunder or under the Amended Agreement.

          Section 3.5  Governing Law.  This Second Amendment shall be governed
                       -------------
by and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles) as to all matters, including validity, construction, effect, performance and remedies. Venue in any and all suits, actions and proceedings related to the subject matter of this Second Amendment shall be in the state and federal courts located in and for the State of Delaware (the "Courts"), which shall have exclusive jurisdiction for such
                  ------
purpose, and the Parties hereby irrevocably submit to the exclusive jurisdiction of such courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding. Service of process may be made in any manner recognized by such Courts. Each of the Parties hereby irrevocably waives its right to a jury trial

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arising out of any dispute in connection with this Second Amendment or the transactions contemplated hereby.

          Section 3.6  Counterparts.  This Second Amendment may be executed in
                       ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 3.7  Interpretation.  The article and section headings
                       --------------
contained in this Second Amendment are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or construction of this Second Amendment. Ambiguities and uncertainties in the wording of this Second Amendment shall not be construed for or against any Party, but shall be construed in the manner that most accurately reflects the Parties' intent as of the date of this Second Amendment. Each Party acknowledges that it has been represented by counsel in connection with the review and execution of this Second Amendment, and, accordingly, there shall be no presumption that this Second Amendment or any provision hereof be construed against the Party that drafted this Second Amendment.

          Section 3.8  Effect; Entire Agreement.  Except as amended,
                       ------------------------
supplemented or otherwise modified by this Second Amendment, the Amended Agreement shall remain in full force and effect, and the valid and binding obligation of each Party. The Amended Agreement, as further amended hereby (including the Schedules and Exhibits thereto), together with the Confidentiality Agreement and the ACE Related Purchase Agreement, as amended, embody the entire agreement and understanding of the Parties hereto and thereto in respect of the transactions contemplated by the Amended Agreement, as further amended hereby, the Additional Agreements and the ACE Related Purchase Agreement, as amended, and supersedes all prior agreements and understandings between or among the Parties with respect to the transactions contemplated hereby or thereby.


                           [Signature Page Follows]

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          IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be duly executed and delivered as of the date and year first written above.

                              ATLANTIC CITY ELECTRIC COMPANY


                              By:___________________________________
                                 Name:
                                 Title:


                              NRG ENERGY, INC.


                              By:___________________________________
                                 Name:
                                 Title:



                                                    (ACE JOINTLY OWNED STATIONS)